UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2024

GALERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39114	46-1454898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Liberty Blvd #230

Malvern, PA 19355

(Address of principal executive offices) (Zip Code)

(610) 725-1500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GRTX	OTC Pink Market
Series A Junior Participating Preferred Stock (Purchase Rights)	N/A	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 30, 2024, Galera Therapeutics, Inc., a Delaware corporation (“Galera”), acquired Nova Pharmaceuticals, Inc., a Delaware corporation (“Nova”), in accordance with the terms of the Agreement and Plan of Merger, dated December 30, 2024 (the “Merger Agreement”), by and among Galera, Grape Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Galera (“First Merger Sub”), Grape Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Galera (“Second Merger Sub”), and Nova. Pursuant to the Merger Agreement, First Merger Sub merged with and into Nova, pursuant to which Nova was the surviving corporation and became a wholly owned subsidiary of Galera (the “First Merger”). Following the First Merger and as part of the same overall transaction as the First Merger, Nova will merge with and into Second Merger Sub, pursuant to which Second Merger Sub will become the surviving entity (the “Surviving Entity”) (the “Second Merger”, together with the First Merger, the “Merger”). The Merger is intended to constitute an integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986 for U.S. federal income tax purposes.

Under the terms of the Merger Agreement, at the closing of the Merger which occurred upon execution of the Merger Agreement (the “Closing”), Galera issued to the securityholders of Nova (i) zero (0) shares of the common stock of Galera, par value $0.001 per share (the “Common Stock”) and (ii) 119,318.285 shares of preferred stock, par value $0.001 per share, designated as Series B Non-Voting Convertible Preferred Stock (“Series B Preferred Stock”), each share of which is convertible into 1,000 shares of Common Stock, subject to certain conditions described below. Reference is made to the discussion of the Series B Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Certain shares of Common Stock outstanding immediately after the Merger are held by stockholders subject to lock-up restrictions, pursuant to which such stockholders have agreed, except in limited circumstances, not to offer, pledge, sell or transfer, or engage in swap or similar transactions with respect to, shares of the Common Stock, including, as applicable, shares received in the Merger and issuable upon exercise of certain options or warrants or settlement of a restricted stock units for a period of 90 days following the closing of the Merger.

Pursuant to the Merger Agreement, no earlier than twelve (12) months following the Closing, but no later than eighteen (18) months following the Closing, Galera will submit the following matters to its stockholders at a meeting of stockholders (the “Stockholders’ Meeting”) for their consideration: (i) the approval of the conversion of the Series B Preferred Stock into shares of Common Stock (the “Conversion Proposal”); (ii) the approval of an amendment to Galera’s certificate of incorporation to effect a reverse stock split and/or increase the number of authorized shares of Parent Common Stock to such amount as determined by the Parent Board following the Closing; and (iii) the approval of one or more adjournments of the Stockholders’ Meeting to solicit additional proxies if there are not sufficient votes cast in favor of the foregoing matters (collectively, the “Meeting Proposals”).

The board of directors of Galera (the “Board”) unanimously approved the Merger Agreement and the related transactions, and the Closing was not subject to approval by Galera’s stockholders.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about Galera or Nova. The Merger Agreement contains representations, warranties and covenants that Galera and Nova made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger

Agreement between Galera and Nova and may be subject to important qualifications or limitations agreed to by Galera and Nova in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk between Galera and Nova rather than establishing matters as facts, and information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement.

Support Agreements

Concurrently and in connection with the execution of the Merger Agreement, Galera and Nova entered into stockholder support agreements (the “Support Agreements”) with certain of Galera’s directors and officers. The Support Agreements provide that, among other things, each of the stockholders has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Meeting Proposals at the Stockholders’ Meeting to be held in connection therewith.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Support Agreement, which is provided as Exhibit E to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-up Agreements

Concurrently and in connection with the execution of the Merger Agreement, certain of Nova’s securityholders and certain directors and officers of Galera and Nova entered into lock-up agreements, pursuant to which each such stockholder will be subject to a 90-day lock-up on the sale or transfer of shares of Common Stock held by such stockholder at Closing, including those shares received by Nova’s securityholders in the Merger (the “Lock-up Agreements”).

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Lock-up Agreement, which is provided as Exhibit B to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Private Placement and Securities Purchase Agreement

On December 30, 2024, Galera entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”). Pursuant to the Purchase Agreement, Galera agreed to sell to the Investors an aggregate of 44,111,260 shares (the “Shares”) of Common Stock and pre-funded warrants (the “Pre-Funded Warrants”) at an aggregate purchase price of $2,885,000 (the “Financing”). The Pre-Funded Warrants will be exercisable at any time after the date of issuance and will not expire.

The Purchase Agreement contains customary representations, warranties and agreements by Galera, indemnification obligations of Galera and other obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Galera.

The foregoing descriptions of the Purchase Agreement and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to the such agreement, copies of which are filed as Exhibits 10.1 and 4.1 hereto, respectively, and incorporated by reference herein.

Registration Rights Agreement

On December 30, 2024, in connection with the Purchase Agreement, Galera entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which Galera agreed to register for resale the Shares and the shares of Common Stock underlying the Pre-Funded Warrants held by the Investors (the “Registrable Securities”). Under the Registration Rights Agreement, Galera has agreed to prepare and file a registration statement with the SEC, covering the resale of the Registrable Securities within 90 calendar days following the closing of the Financing (the “Filing Deadline”). Galera will use its commercially reasonable efforts to cause this registration statement to be declared effective by the SEC as soon as practicable, but in any event no later than within 30 calendar days of the Filing Deadline (or within 60 calendar days if the SEC reviews the registration statement); subject to specified exceptions and suspension rights as are set forth in the Registration Rights Agreement.

Galera has granted the Investors customary indemnification rights in connection with the registration statement and agreed to pay all fees and expenses (excluding any underwriting discounts and selling commissions and any legal fees of any selling holder) incident to Galera’s obligations under the Registration Rights Agreement.

The Financing is exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. Galera relied on this exemption from registration based in part on representations made by the Investors. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 30, 2024, Galera completed its acquisition of Nova. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

On December 31, 2024, Galera and Nova issued a joint press release announcing the completion of the Merger and signing of the Purchase Agreement. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The securities sold as part of the Financing (the “Securities”) were offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Regulation D thereunder. Each of the Investors represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or any other securities of Galera.

Pursuant to the Merger Agreement, Galera issued shares of Common Stock and Series B Preferred Stock. The information contained in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. Such issuances were exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth in Item 1.01 and under the heading “Series B Preferred Stock” under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

In accordance with the Merger Agreement, on December 30, 2024, Michael Powell, Ph.D. (Class I director), Linda West (Class I director) and Emmett Cunningham, M.D., Ph.D. (Class III director) resigned from the Board (collectively, the “Resignations”), effective immediately after the time of the filing of the First Merger Certificate of Merger with the Secretary of State of the State of Delaware (the “First Effective Time”). None of the Resignations were the result, in whole or in part, of any disagreement with Galera or its management relating to Galera’s operations, policies or practices.

Appointment of Directors

In accordance with the Merger Agreement, the Board decreased the number of directors from six to five. On December 30, 2024, effective immediately after the First Effective Time, Nancy Chang, Ph.D. and Michael Friedman were appointed as members of the Board as Class I directors (such appointees, collectively the “Director Appointees”). None of the Director Appointees have been appointed to any committee of the Board.

Dr. Nancy Chang, Ph.D. (Age 75) has been appointed to serve on the Board as a Class I director effective as of December 30, 2024. She completed her undergraduate studies at Taiwan National Tsing Hua University and attended the Ph. D. program at the Division of Medical Sciences at Harvard Medical School. Dr. Chang joined the founding team at Centocor, where she served as director of research and worked on the development of monoclonal antibody as therapeutics and to the HIV field including the development of the first HIV diagnosis assay.

In 1986, Dr. Chang joined Baylor College of Medicine, where she served as Associate Professor of Virology until 1991. During this tenure, Dr. Chang co-founded Tanox, a company that focused on the treatment of immunological diseases including allergy, asthma, and inflammation by using antibodies as a therapeutic agent. From 1995 to 2000, Dr. Chang also served on the Texas Higher Education Coordinate Board under Governor George W. Bush. After 2007, Dr. Chang led OrbiMed’s Asia fund as the chairman, founder and senior managing director. She served on the board of directors for various institutes including the Federal Reserve Bank in Houston, BioHouston, Biotechnology Innovation Organization (Bio), Charles River Laboratories, and several biotech companies.

Currently, Dr. Chang serves as an advisor to ViRx at Stanford and to Baylor College of Medicine and as president of the Tang Family Foundation.

Michael Friedman (Age 47) has been appointed to serve on the Board as a Class I director effective as of December 30, 2024. Mr. Friedman is a principal and executive in residence at Emerald Bioventures, LLC (“Emerald”), a life science incubator and venture capital firm. At Emerald, Mr. Friedman handles company formation, corporate finance and operations within the portfolio. Mr. Friedman has over 20 years of investment banking experience, specializing in healthcare mergers and acquisitions, leveraged finance and capital markets at firms such as Bank of America Corporation, Merrill Lynch, Jefferies and Ladenburg. Mr. Friedman has worked on venture rounds, private investment in public equity transactions, licensing transactions, sell-side and buy-side mergers and acquisitions, initial public offerings, debt financings, asset sales and divestitures. Mr. Friedman has a Master of Business Administration from the University of Chicago and a Bachelor of Business Administration from the University of Wisconsin. Mr. Friedman previously served on the board of Akari Therapeutics Plc (formerly known as Peak Bio).

Dr. Chang and Mr. Friedman, as non-employee directors, will be paid cash stipends consistent with compensation paid to Galera’s other non-employee directors.

There are no family relationships between any of the Director Appointees, on one hand, and any director or executive officer of Galera or any person selected to become a director or an executive officer of Galera, on the other hand. Except with respect to the compensation arrangements described herein, Galera has had no transactions since the beginning of its 2022 fiscal year, and has no transactions proposed, in which any of the Director Appointees, or any member of their immediate family, has or has had a direct or indirect material interest and which would require disclosure under Item 404(a) of Regulation S-K.

Indemnification Agreements

In connection with the Merger, each of the Director Appointees will enter into Galera’s standard form of indemnification agreement, a copy of which is incorporated herein by reference to Exhibit 10.7 to Galera’s Registration Statement on Form S-1 (File No. 333-234184), filed on October 10, 2019.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series B Preferred Stock

On December 30, 2024, Galera filed a Certificate of Designation of Preferences, Rights and Limitations of the Series B Non-Voting Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designation”) in connection with the Merger referenced in Item 1.01 above. The Certificate of Designation provides for the issuance of shares of Series B Preferred Stock.

Holders of Series B Preferred Stock are entitled to receive dividends on shares of Series B Preferred Stock (on an as-if-converted-to-Common-Stock basis) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock.

Except as otherwise required by law, the Series B Preferred Stock will have no voting rights. As long as any shares of Series B Preferred Stock are outstanding, Galera will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend the Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws of Galera, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock of Galera, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise, (ii) issue further shares of Series B Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series B Preferred Stock, (iii) prior to the Conversion Proposal or at any time while at least 30% of the originally issued Series B Preferred Stock remains issued and outstanding, consummate either: (A) any Fundamental Transaction

(as defined in the Certificate of Designation) or (B) any merger or consolidation of Galera with or into another entity or any stock sale to, or other business combination in which the stockholders of Galera immediately before such transaction do not hold at least a majority of the capital stock of Galera immediately after such transaction or (iv) enter into any agreement with respect to any of the foregoing.

Following stockholder approval of the Conversion Proposal, each share of Series B Preferred Stock is convertible into shares of Common Stock at any time at the option of the holder thereof, into 1,000 shares of Common Stock, subject to certain limitations.

The foregoing description of the Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Rights Agreement

On May 3, 2024, the Board of Galera adopted a stockholder rights agreement and declared a dividend of one right (a “Right”) for each outstanding share of Common Stock. Each Right entitled the holder thereof under certain circumstances to purchase from Galera one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share. The terms of the Rights were set forth in a Stockholder Rights Agreement, dated as of May 3, 2024, by and between Galera and Equiniti Trust Company, LLC, as rights agent (the “Rights Agreement”).

As a result of the Merger, the Rights were terminated upon the Closing pursuant to the terms of the Rights Agreement. Galera intends to file a Certificate of Elimination eliminating from its Certificate of Incorporation, as amended, the designation of certain shares of its preferred stock as Series A Junior Participating Preferred Stock, which had been designated for potential use in connection with the Rights Agreement. Upon such filing, all shares of preferred stock previously designated as Series A Junior Participating Preferred Stock will be eliminated and returned to the status of authorized but unissued shares of preferred stock, without designation.

Item 7.01	Regulation FD Disclosure.

On December 31, 2024, Galera issued a press release discussing the above matters. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Galera made available a presentation to be used with investors discussing the Merger. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of Galera under the Securities Act, as amended.

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial statements of business acquired

The financial statements required by this Item 9.01(a) are not included in this Current Report on Form 8-K. The company intends to include such financial statements by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information

The pro forma financial information required by this Item 9.01(b) is not included in this Current Report on Form 8-K. The company intends to include such pro forma financial information by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of December 30, 2024 by and among Galera, Grape Merger Sub I, Inc., Grape Merger Sub II, LLC and Nova(1)

3.1	Certificate of Designation of Series B Non-Voting Series B Preferred Stock

4.1	Form of Pre-Funded Warrant

10.1	Securities Purchase Agreement, dated as of December 30, 2024, by and among Galera and each purchaser identified on Annex A thereto

10.2	Form of Registration Rights Agreement

99.1	Press Release, dated December 31, 2024

99.2	Investor Presentation

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)

Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Galera agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that Galera may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning: projected cash runways, uses of proceeds, and other matters related to the acquisition of Nova.

These forward-looking statements relate to us, our business prospects and our results of operations and are subject to certain risks and uncertainties posed by many factors and events that could cause our actual business, prospects and results of operations to differ materially from those anticipated by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those described under the heading “Risk Factors” included in Galera’s Annual Report on Form 10-K and subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. We undertake no obligation to revise any forward-looking statements in order to reflect events or circumstances that might subsequently arise.

These forward-looking statements are based upon our current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties.

Readers are urged to carefully review and consider the various disclosures made by us in this report and in our other reports filed with the SEC that advise interested parties of the risks and factors that may affect our business. All forward-looking statements contained in this report speak only as of the date on which they were made. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2024	GALERA THERAPEUTICS, INC.

	By:	/s/ J. Mel Sorensen, M.D.
J. Mel Sorensen, M.D.
President and Chief Executive Officer